Exhibit 99.2

 Q4 FY19 Results  November 7, 2019  Ward Dickson  Chief Financial Officer  Jeff Chalovich  Chief Commercial Officer and President, Corrugated Packaging  Pat Lindner  Chief Innovation Officer and President, Consumer Packaging  Steve Voorhees  Chief Executive Officer

 Forward Looking Statements:This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to the statements on the slides entitled “FY19 WestRock Results”, “Q4 FY19 Key Highlights”, “Strategic Capital Projects Driving Earnings Improvement”, “Successfully Integrating KapStone”, “WestRock’s Fiber-Based Packaging is Replacing Plastic”, “Sustainable Packaging Solutions: Pak On Demand™ Pouch System”, “Award-Winning Sustainable Packaging Solution: First Alert Smoke Detector”, “FY20 Financial Guidance”, “Q1 FY20 Year Over Year Guidance”, “The Case for WestRock”, “FY20 Additional Guidance Assumptions”, “Key Commodity Annual Consumption Volumes” and “WestRock Since the Merger” that give guidance or estimates for future periods as well as statements regarding, among other things, that (1) the Florence strategic capital project is on track to start production in Spring 2020; (2) we are focused on debt reduction and returning to our targeted leverage range of 2.25x to 2.50x; (3) our forecasted strategic capital investments for fiscal 2020 and 2021, and our expectation that these projects will generate $240 million in annualized EBITDA; (4) we expect to realize more than $200 million in run-rate synergies from the KapStone acquisition by the end of fiscal 2021; (5) we expect that the North Charleston mill reconfiguration will reduce annual linerboard capacity by 288,000 tons and our annual costs by approximately $40 million; (6) we estimate ongoing maintenance and return generating capital investments at KapStone of approximately $100 million per year; (7) the current addressable market for plastic replacement is estimated to exceed $5 billion; (8) statements we make with respect to the potential benefits of the Pak On Demand™ pouch system on slide 13 and the First Alert home safety solutions on slide 14; (9) the financial guidance on slides 15 and 16; (10) the FY20 additional guidance assumptions and mill maintenance schedule presented on slide 20; and (11) the key commodity annual consumption volumes presented on slide 21.Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and are typically identified by words or phrases such as "may," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "potential" and "forecast," and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. WestRock cautions readers that a forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. WestRock’s businesses are subject to a number of general risks that would affect any such forward-looking statements, including, among others, decreases in demand for their products; increases in energy, raw materials, shipping and capital equipment costs; reduced supply of raw materials; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; the scope, costs, timing and impact of any restructuring of our operations and corporate and tax structure; the occurrence of a natural disaster, such as hurricanes or other unanticipated problems, such as labor difficulties, equipment failure or unscheduled maintenance and repair; our desire or ability to continue to repurchase our stock; risks associated with integrating KapStone’s operations into our operations and our ability to realize anticipated synergies and productivity improvements; risks associated with completing our strategic capital projects on the anticipated timelines and realizing our anticipated EBITDA improvements; and adverse changes in general market and industry conditions. Such risks and other factors that may impact management's assumptions are more particularly described in our filings with the Securities and Exchange Commission, including in Item 1A under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended September 30, 2018. The information contained herein speaks as of the date hereof and WestRock does not have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.Non-GAAP Financial Measures:We may from time to time be in possession of certain information regarding WestRock that applicable law would not require us to disclose to the public in the ordinary course of business, but would require us to disclose if we were engaged in the purchase or sale of our securities. This presentation shall not be considered to be part of any solicitation of an offer to buy or sell WestRock securities. This presentation also may not include all of the information regarding WestRock that you may need to make an investment decision regarding WestRock securities. Any investment decision should be made on the basis of the total mix of information regarding WestRock that is publicly available as of the date of the investment decision.We report our financial results in accordance with accounting principles generally accepted in the United States ("GAAP"). However, management believes certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating our performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our GAAP results. The non-GAAP financial measures we present may differ from similarly captioned measures presented by other companies.   Forward Looking Statements; Non-GAAP Financial Measures  2

FY19 WESTROCK RESULTS

FY19 FINANCIAL HIGHLIGHTS $ IN MILLIONS, EXCEPT FOR PER SHARE ITEMS	FULL YEAR	
	FY19	FY18
Net Sales[(1)]	$18,289	$15,847
Adjusted Segment Income[(2)]	$1,772	$1,649
Adjusted Segment EBITDA[(2)]	$3,238	$2,872
% Margin[(2)]	17.7%	18.1%
Adjusted Earnings Per Diluted Share[(3)]	$3.98	$4.09
Adjusted Operating Cash Flow[(2)]	$2,413	$2,462
Capital Expenditures	$1,369	$1,000
Adjusted Free Cash Flow[(2)]	$1,044	$1,462

DIFFERENTIATED STRATEGY DROVE RESULTS

- Sales and EBITDA growth driven by successful ongoing integration of KapStone
- Per-day organic box shipment growth of 2.5%; grew faster than the industry
- Generated $1.044 billion of Adjusted Free Cash Flow[(2)]; fourth consecutive year of more than $1 billion
- Achieved $7.3 billion of annual sales from customers buying more than $1 million from each segment
- Achieved more than $100 million annual run-rate of plastic replacement sales

INVESTED TO FURTHER OPTIMIZE SYSTEM

- Mahrt, Covington and Porto Feliz investments complete; ramping to achieve expected benefits
- Florence on track to start production in Spring 2020

DEBT REDUCTION REMAINS PRIORITY

- Reduced total debt by $757 million since December 2018; Net Leverage of 2.92x[(2)]

1) Excludes Recycling sales in FY18. See Reconciliations in the Appendix.
2) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.
3) Non-GAAP Financial Measure. On a GAAP basis, earnings per diluted share were $3.33 in FY19 and $7.34 in FY18. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

3
WestRock

Q4 FY19 KEY HIGHLIGHTS

FINANCIAL PERFORMANCE

- Net sales of $4.65 billion, up 13% year-over-year[(1)]
- Adjusted Segment EBITDA of $891 million, up 11% year-over-year[(2)]; Adjusted Segment EBITDA margin of 19.1%[(2)]
- North American Corrugated Packaging Adjusted Segment EBITDA margin of 23.2%[(2)]
- Consumer Packaging Adjusted Segment EBITDA margin of 16.1%, up 100 basis points from prior year[(2)]
- Adjusted EPS of $1.24[(3)]
- Adjusted Operating Cash Flow of $942 million[(2)]

MARKETS AND OPERATIONS

- North American Corrugated Packaging organic box shipment growth of 2.2% on per day basis
- 131,000 tons of maintenance and economic downtime across North American Corrugated mill system
- Additional costs associated with Hurricane Dorian impacted quarter by $8 million pre-tax
- Consumer Packaging converting shipments up less than 1%
- Consumer Packaging backlogs of 3 to 6 weeks

CAPITAL ALLOCATION

- Invested approximately $700 million in strategic projects through Q4 FY19 of the targeted $1 billion
- KapStone annual run-rate synergies of $90 million; announced North Charleston mill reconfiguration
- Net Leverage ratio of 2.92x[(2)]; focused on returning to targeted leverage range of 2.25x to 2.50x
- Increased dividend by 2.2% to annualized rate of $1.86 per share

1) Excludes Recycling sales in Q4 FY18. See Reconciliations in the Appendix.
2) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.
3) Non-GAAP Financial Measure. On a GAAP basis, earnings per diluted share were $1.20 in Q4 FY19 and $1.08 in Q4 FY18. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

4

WestRock

Q4 FY19 WESTROCK RESULTS

$ IN MILLIONS, EXCEPT PER SHARE ITEMS	FOURTH QUARTER FY19	FY18
Net Sales[1]	$4,652	$4,131
Adjusted Segment Income[2]	$523	$495
Adjusted Segment EBITDA[2]	$891	$802
% Margin[2]	19.1%	19.4%
Adjusted Earnings Per Diluted Share[3]	$1.24	$1.29
Adjusted Operating Cash Flow[2]	$942	$926

ADJUSTED SEGMENT EBITDA[2]

+11%

HIGHLIGHTS

- Sales and EBITDA growth reflect acquisition of KapStone
- Declines in external containerboard, kraft paper and paperboard shipments partially offset by growth in converting shipments
- Productivity and cost deflation more than offset year-over-year decline in containerboard, kraft and pulp prices
- Strong operating cash flow generation

ADJUSTED SEGMENT EBITDA[2] ($ IN MILLIONS)



+$89
$802
(55)
(28)
(35)
81
(43)
63
(5)
111
$891
Q4 FY18
Volume
Price / Mix
Pulp Price
Energy / Materials / Freight
Wage and Other Inflation
Productivity
Other
KapStone
Q4 FY19

1) Excludes Recycling sales in Q4 FY18. See Reconciliations in the Appendix.
2) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.
3) Non-GAAP Financial Measure. On a GAAP basis, earnings per diluted share were $1.20 in Q4 FY19 and $1.08 in Q4 FY18. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

5

WestRock

Q4 FY19 CORRUGATED PACKAGING RESULTS

$ IN MILLIONS	FOURTH QUARTER FY19	FY18
Net Sales[1]	$3,019	$2,425
Adjusted Segment Income[2]	$408	$394
Adjusted Segment EBITDA[2]	$640	$562
% Margin[2]	22.0%	24.4%
North American Adjusted Segment EBITDA Margin[2]	23.2%	24.3%
Brazil Adjusted Segment EBITDA Margin[2]	34.3%	27.1%

ADJUSTED SEGMENT EBITDA[2]


+14%

ADJUSTED SEGMENT EBITDA[2] ($ IN MILLIONS)


+$78
$562
(39)
(68)
55
(23)
41
16
(15)
111
$640
Q4 FY18
Volume
Price / Mix
Energy / Materials / Freight
Wage and Other Inflation
Productivity
Other
Economic Downtime
KapStone (Excl. Economic Downtime)
Q4 FY19
Excludes KapStone

SEGMENT HIGHLIGHTS

- North American Adjusted Segment EBITDA margins 20% or greater for eight consecutive quarters[2]
- North American box shipments up 19% year-over-year; 2.2% organic growth, excluding KapStone
  - Growth in agriculture, bakery, e-commerce, pizza, protein and retail slightly offset by declines in beverage
- Lower year-over-year external containerboard and kraft paper shipments, excluding KapStone
- Lower domestic and export containerboard, kraft paper and pulp pricing
- Economic downtime of 97,000 tons and maintenance downtime of 34,000 tons
- Received $10 million of business interruption insurance recovery

1) Excludes Recycling sales in Q4 FY18. See Reconciliations in the Appendix.
2) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

6

WestRock

WESTROCK DRIVING BOX SHIPMENT GROWTH AND EBITDA IMPROVEMENT

- Consistently focusing on quality, performance, on-time delivery and service to our customers
- Driving value through differentiated portfolio and innovative solutions
  - Unparalleled machinery and automation platform; approximately 35% of our corrugated packaging sales are to customers that use our machinery and automation
  - Design and engineering capabilities that meet customers' protection, branding, performance and sustainability requirements with the lightest weight and optimal fiber mix
  - Scale, assets and enterprise portfolio that meet local, national and global customers' needs
- Solving critical customer challenges through innovation, supply chain optimization, sustainability, e-commerce, shelf-ready and retail-ready packaging solutions

WESTROCK NORTH AMERICAN CORRUGATED CONTAINERS PER SHIPPING DAY (MMSF)



390
370
350
330
310
290
270
250
FY16
FY17
FY18
FY19

NORTH AMERICAN CORRUGATED ADJUSTED SEGMENT EBITDA MARGIN[(1)]

FY16	FY17	FY18	FY19
17.5%	17.3%	21.8%	21.9%

1) FY16-FY18 North American Corrugated Adjusted Segment EBITDA margins have been recast to account for the move of the displays business from the Consumer Packaging segment to the Corrugated Packaging segment. Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

7

WestRock

Q4 FY19 CONSUMER PACKAGING RESULTS

$ IN MILLIONS	FOURTH QUARTER FY19	FOURTH QUARTER FY18
Net Sales[1]	$1,669	$1,709
Adjusted Segment Income[1]	$135	$121
Adjusted Segment EBITDA[1]	$269	$258
% Margin[1]	16.1%	15.1%

ADJUSTED SEGMENT EBITDA[1]



+4%

ADJUSTED SEGMENT EBITDA[1] ($ IN MILLIONS)



+$11
$258
(18)
17
(14)
26
(20)
22
(2)
$269
Q4 FY18
Volume
Price / Mix
Pulp Price
Energy / Materials / Freight
Wage and Other Inflation
Productivity
Other
Q4 FY19

SEGMENT HIGHLIGHTS

- Price/mix primarily from the flow through of previously announced PPW price changes
- Converting shipments up less than 1%
- Lower paperboard shipments due primarily to restoration of SBS and CNK inventories following strategic outages
- Backlogs of 3 to 6 weeks across SBS, CNK and CRB
- Cost deflation driven by lower energy, recycled fiber and chemicals costs

8

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

WestRock

         Industry’s Most Comprehensive Product Portfolio Driving Growth  9                    Broadest Portfolio of Differentiated Paper Grades and Packaging Solutions    SBS  URB  CRB  CNK®    White Top Linerboard    Recycled Linerboard / Medium    Semi-Chemical Medium    Kraft Paper    Virgin Linerboard / Medium    Customers buying more than $1 million from each segment  102  152    Net Sales to Customers Buying More than $1 Million from Each Segment  $4.7  $7.3

   Strategic Capital Projects Driving Earnings Improvement  10  $1 billion of strategic investment expected to generate $240 million in annualized EBITDA      Decreasing Investments as Strategic Projects are Completed  $175 Million  $700 Million  $975 Million  $1 Billion    Mahrt mill curtain coater    Porto Feliz plant    Florence mill

SUCCESSFULLY INTEGRATING KAPSTONE

Expect to realize more than $200 million in run-rate synergies by the end of FY21

$ in millions



$90
$160
$200+
FY19
FY20E
FY21E

KAPSTONE INTEGRATION UPDATE

- SG&A reduction largely complete
- Sourcing synergies realized
- IT application integration underway
- Consolidated four converting plants
- Announced North Charleston mill reconfiguration
  - Expect to reduce annual linerboard capacity by 288,000 tons
  - Expect to reduce annual costs by approx. $40 million
- Estimated ongoing maintenance and return generating capital investments of approximately $100 million per year

11

WestRock

       WestRock’s Fiber-based Packaging Replacing Plastic        $50 million  $10 million  $20 million  $20 million  Annual Run-rate of Incremental Sales  Achieved more than $100 million in annual run-rate sales since July 2018 with our consumer, corrugated and machinery solutionsCurrent addressable market estimated to exceed $5 billion and is expanding across multiple end markets as consumers demand more sustainable packaging     FOOD & FOODSERVICE    beverage    Retail & e-commerce    Consumer & healthcare  12

SUSTAINABLE PACKAGING SOLUTIONS
PAK ON DEMAND™ POUCH SYSTEM

THE SOLUTION
An innovative, sustainable solution that creates custom, right-sized pouches and seals the package for shipments. Also provides a recyclable paperboard solution to replace plastic.

Plastic bubble mailers → **Pak On Demand pouches**





LOWER YOUR TOTAL COST
- Eliminates unnecessary void fill
- Reduces DIM weight and shipping charges through right-size package
- Increases pack efficiency and decreases labor costs

GROW YOUR SALES
- Increases efficiency to keep up with orders
- Improves consumer experience through sustainable packaging solution

IMPROVE YOUR SUSTAINABILITY
- Uses less fiber due to right-size packaging
- Creates a highly protective package that is 100% recyclable

MINIMIZE YOUR RISK
- Increases productivity through innovative automation solution
- Creates custom pouches through 3D scan of products on a conveyor

13

WestRock

AWARD-WINNING SUSTAINABLE PACKAGING SOLUTION
FIRST ALERT HOME SAFETY SOLUTIONS

THE SOLUTION
Replacing a fully enclosed plastic clamshell package with a more sustainable, efficient and economical blister and carded solution.

The redesigned package is more aligned with First Alert’s sustainability goals, streamlines the manufacturing and fulfillment processes and is easier for consumers to open.

Before | After


First Alert
10-YEAR ALARM LIFE
SMOKE & FIRE ALARM
FIRST ALERT
SMOKE ALARM
Paperboard Packaging Council

LOWER YOUR TOTAL COST
- Consolidated SKUs through common card sizes and blisters
- Use of blister packaging streamlines the filling and sealing processes

GROW YOUR SALES
- Improves consumer experience through a sustainable packaging solution and easier-to-open package
- Heightened product visibility, protection and security

IMPROVE YOUR SUSTAINABILITY
- Reduced plastic consumption and overall package weight with NatraLock® paperboard
- Minimize waste and improve efficiency through use of WestRock’s machinery

MINIMIZE YOUR RISK
- Eliminated any tooling change-over time between SKUs
- Kept the same overall footprint to minimize the impact on existing secondary packaging & SRPs

14
WestRock

FY20 FINANCIAL GUIDANCE

NET SALES

$18.0 to $18.5 billion

- Full year impact of previously published PPW indices and declines in external containerboard, kraft paper and pulp prices
- Box volumes grow 1% to 2% on a per day basis; Consumer Packaging volumes up 1%
- Additional month of KapStone sales

ADJ. SEGMENT EBITDA[1]

$3.0 to $3.2 billion

- Year-over-year price declines
- Wage, benefit and other cost inflation partially offset by lower year-over-year recycled fiber
- Positive impact from productivity, KapStone synergies and strategic projects
  - Operational impacts of Florence and Tres Barras paper machine projects

ADJ. FREE CASH FLOW[1]

$1.0+ billion

- Adjusted Operating Cash Flow of greater than $2.1 billion[1]
  - Higher cash tax rate and higher working capital
- Capex of approximately $1.1 billion
  - Expect to return to $900 million to $1 billion in FY21
- Annual dividend of $1.86 per share

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Forward-looking Guidance in the Appendix.

15

WestRock

Q1 FY20 YEAR OVER YEAR GUIDANCE

$733 million

Q1 FY19 Adjusted Segment EBITDA(1)

▲ $40 to $50 million	**Volume**	• Q1 FY19 included only two months of KapStone
▼ Approx. $(110) million	**Corrugated and Consumer Price/Mix**	• Impact from previously published PPW index prices, lower export prices and lower kraft paper prices • Consumer favorable $10 to $15 million from implementation of previously published PPW price increases
▼ $(35) to $(30) million	**Pulp Price**	
▲ $42 to $47 million	**Commodity Deflation, Productivity and Other**	• Lower recycled fiber, virgin fiber and energy costs • Higher wage and insurance costs • Higher schedule maintenance outages

$670 - $690 million

Q1 FY20 Adjusted Segment EBITDA(1)

Other Adjusting EPS Items:

- Deprecation & Amortization, net interest and other income consistent with Q4 FY19 levels
- Adjusted Tax Rate of 25.0% to 25.5%(1)

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Forward-looking Guidance in the Appendix.

WestRock

16

   The Case for WESTROCK  17  Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Forward-looking Guidance in the Appendix. Adjusted Free Cash Flow equals net cash provided by operating activities minus capital expenditures plus cash restructuring and other costs, net of tax.  We have the #1 or #2 positions in paper and packaging markets with customers that value differentiation to grow sales and reduce their total costs    We Are a Leader in Attractive Markets  Our commercial approach, KapStone synergies and strategic capital projects are levers unique to WestRock    We Have Multiple Levers to Improve Our Results  We create customized value-added solutions using the broadest portfolio of paper and packaging products    We Provide a Winning Value Proposition  Adjusted Free Cash Flow exceeded $1 billion each year since FY16(1); focused on debt reduction and returning to our target leverage range of 2.25x to 2.50x    We Generate Strong Cash Flows

 Appendix  18

 Non-GAAP Financial Measures  Adjusted Earnings Per Diluted ShareWe use the non-GAAP financial measure “adjusted earnings per diluted share,” also referred to as “adjusted earnings per share” or “Adjusted EPS”, because we believe this measure provides our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance since it excludes restructuring and other costs, net, and other specific items that we believe are not indicative of our ongoing operating results. Our management and board of directors use this information to evaluate our performance relative to other periods. We believe the most directly comparable GAAP measure is Earnings per diluted share.Adjusted Operating Cash Flow and Adjusted Free Cash FlowWe use the non-GAAP financial measures “adjusted operating cash flow” and “adjusted free cash flow” because we believe these measures provide our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance relative to other periods because they exclude restructuring and other costs, net of tax, that we believe are not indicative of our ongoing operating results. While these measures are similar to adjusted free cash flow, we believe they provide greater comparability across periods when capital expenditures are changing since they exclude an adjustment for capital expenditures. We believe adjusted free cash flow is also a useful measure as it reflects our cash flow inclusive of capital expenditures. We believe the most directly comparable GAAP measure is net cash provided by operating activities. Adjusted Segment EBITDA and Adjusted Segment EBITDA MarginsWe use the non-GAAP financial measures “adjusted segment EBITDA” and “adjusted segment EBITDA margins”, along with other factors, to evaluate our segment performance against our peers. We believe that investors use these measures to evaluate our performance relative to our peers. We calculate adjusted segment EBITDA for each segment by adding that segment’s adjusted segment income to its depreciation, depletion and amortization. We calculate adjusted segment EBITDA margin for each segment by dividing that segment’s adjusted segment EBITDA by its adjusted segment sales. Leverage Ratio and Net Leverage RatioWe use the non-GAAP financial measures “leverage ratio” and “net leverage ratio” as measurements of our operating performance and to compare to our publicly disclosed target leverage ratio. We believe investors use each measure to evaluate our available borrowing capacity – in the case of “net leverage ratio”, adjusted for cash and cash equivalents. We define leverage ratio as our Total Funded Debt divided by our Credit Agreement EBITDA, each of which term is defined in our credit agreement, dated July 1, 2015. Borrowing capacity under our credit agreement depends on, in addition to other measures, the Credit Agreement Debt/EBITDA ratio or the leverage ratio. As of September 30, 2019, our leverage ratio was 2.96 times. While the leverage ratio under our credit agreement determines the credit spread on our debt, we are not subject to a leverage ratio cap. Our credit agreement is subject to a Debt to Capitalization and Consolidated Interest Coverage Ratio, as defined therein. We define net leverage ratio as the product of our Total Funded Debt minus cash and cash equivalents divided by our Credit Agreement EBITDA. As of September 30, 2019, our net leverage ratio was 2.92 times. Forward-looking GuidanceWe are not providing a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items include, but are not limited to, merger and acquisition-related expenses, restructuring expenses, asset impairments, litigation settlements, changes to contingent consideration and certain other gains or losses. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period.Adjusted Tax RateWe use the non-GAAP financial measure “Adjusted Tax Rate”. We believe this non-GAAP financial measure is useful because it adjusts our GAAP effective tax rate to exclude the impact of restructuring and other costs, net, and other specific items that management believes are not indicative of the ongoing operating results of the business. “Adjusted Tax Rate” is calculated as “Adjusted Tax Expense” divided by “Adjusted Pre-Tax Income”. We believe that the most directly comparable GAAP measures to Adjusted Tax Expense and Adjusted Pre-Tax Income are “Income tax (expense) benefit” and “Income before income taxes”, respectively.     19

 20  FY20 Additional Guidance Assumptions  Non-GAAP Financial Measures.FY20 amounts are forecasts.  Depreciation & Amortization  Approx. $1.5 billion  Adjusted Segment EBITDA Profile(1)  Approx. 45% 1H / 55% 2H  Net Interest Expense and Interest Income  Approx. $400 million expense  Effective Adjusted Book Tax Rate(1)  24.5%  Adjusted Cash Tax Rate(1)  21%  Share Count  Approx. 261 million  Capital Expenditures  Approx. $1.1 billion  Mill Maintenance Schedule(2) (tons in thousands)    Q1  Q2  Q3  Q4  Full Year  FY20 Maintenance  131  109  102  25  367  FY19 Maintenance  50  99  94  34  277  North American Corrugated Packaging    Q1  Q2  Q3  Q4  Full Year  FY20 Maintenance  39  10  17  0  66  FY19 Maintenance  17  42  54  0  113  Consumer Packaging

KEY COMMODITY ANNUAL CONSUMPTION VOLUMES

Approx. FY20 Annual Consumption Volumes

Commodity Category	Volume
Recycled Fiber (tons millions)	5.2
Wood (tons millions)	40
Natural Gas (cubic feet billions)	84
Electricity (kwh billions)	6.1
Polyethylene (lbs millions)	55
Caustic Soda (tons thousands)	240
Starch (lbs millions)	585

Sensitivity Analysis

Category	Increase in Spot Price	Approx. Annual EPS Impact
Recycled Fiber (tons millions)	+$10.00 / ton	($0.16)
Natural Gas (cubic feet billions)	+$0.25 / MMBTU	($0.06)
FX Translation Impact	+10% USD Appreciation	($0.06)

WestRock

21

 22  Shipment Data  Includes 59 days of KapStone.Combined North America, Brazil and India shipments.

WESTROCK SINCE THE MERGER

PORTFOLIO ACTIONS

- Spun off Ingevity
- Sold Home, Health and Beauty business
- Monetization of Land & Development nearly complete
- Completed 19 acquisitions / investments
  - Increased vertical integration
  - Expanded end market and geographic reach
  - Provided meaningful synergy opportunities

OPERATIONAL IMPROVEMENTS

- Generated more than $1.2 billion of productivity
- North American Corrugated Packaging Adjusted EBITDA margins have been 20% or higher for last 2 years
- Invested $4.2 billion in capital to maintain and transform our system
  - Strategic capital project investments nearly complete with approximately $700 million of $1 billion invested
  - Strategic capital projects expected to generate $240 million in incremental EBITDA
- On track to achieve more than $200 million in KapStone synergies by end of FY21
- Reduced costs
  - Have closed 44 facilities
  - Announced Charleston mill reconfiguration

RETURNING CAPITAL TO STOCKHOLDERS

- Adjusted Free Cash Flow exceeded $1 billion each year since FY16(1)
- Returned $2.8 billion to stockholders
  - $1 billion of share repurchases
  - $1.8 billion in dividends
- Consistent track record of growing dividend
  - Announced $0.04 per share annual increase
  - 24% increase since inception
  - Increased every year since the merger

23

WestRock

24  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation  The GAAP results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items "Income before income taxes", "Income tax (expense) benefit“, "Consolidated net income“ and “Earnings per Diluted Share”, respectively, as reported on the statements of operations.

 25  The GAAP results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items "Income before income taxes", "Income tax (expense) benefit“, "Consolidated net income“ and “Earnings per Diluted Share”, respectively, as reported on the statements of operations.   Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation

 26  The GAAP results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items "Income before income taxes", "Income tax (expense) benefit“, "Consolidated net income“ and “Earnings per Diluted Share”, respectively, as reported on the statements of operations.  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation

 27  The GAAP results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items "Income before income taxes", "Income tax (expense) benefit“, "Consolidated net income“ and “Earnings per Diluted Share”, respectively, as reported on the statements of operations.   Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation

 28  Adjusted Operating Cash Flow and Free Cash Flow Reconciliation

 29  Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income(1)  Segment EBITDA Margins are calculated using Segment / Net sales, Corrugated Packaging and Consumer Packaging Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales; the Consolidated Adjusted Segment EBITDA Margin is calculated using Segment / Net sales.

 30  Corrugated Packaging Adjusted Segment EBITDA(1)  Segment EBITDA Margins are calculated using Segment sales and Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales.The “Other” column includes our Victory Packaging and India corrugated operations.

 31  Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income(1)  Segment EBITDA Margins are calculated using Segment / Net sales, Corrugated Packaging and Consumer Packaging Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales; the Consolidated Adjusted Segment EBITDA Margin is calculated using Segment / Net sales less Recycling sales.

 32  Corrugated Packaging Adjusted Segment EBITDA(1)  Segment EBITDA Margins are calculated using Segment sales and Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales.The “Other” column includes our Recycling and India corrugated operations.

 33  Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income(1)  Segment EBITDA Margins are calculated using Segment / Net sales, Corrugated Packaging and Consumer Packaging Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales; the Consolidated Adjusted Segment EBITDA Margin is calculated using Segment / Net sales.

 34  Corrugated Packaging Adjusted Segment EBITDA(1)  Segment EBITDA Margins are calculated using Segment sales and Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales.The “Other” column includes our Victory Packaging and India corrugated operations.

 35  Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income(1)  Segment EBITDA Margins are calculated using Segment / Net sales, Corrugated Packaging and Consumer Packaging Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales; the Consolidated Adjusted Segment EBITDA Margin is calculated using Segment / Net sales less Recycling sales.

 36  Corrugated Packaging Adjusted Segment EBITDA(1)  Segment EBITDA Margins are calculated using Segment sales and Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales.The “Other” column includes our Recycling and India corrugated operations.

 37  Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income(1)  Segment EBITDA Margins are calculated using Segment / Net sales, Corrugated Packaging and Consumer Packaging Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales; the Consolidated Adjusted Segment EBITDA Margin is calculated using Segment / Net sales less Recycling sales.

 38  Corrugated Packaging Adjusted Segment EBITDA(1)  Segment EBITDA Margins are calculated using Segment sales and Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales.The “Other” column includes our Recycling and India corrugated operations.

 39  Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income(1)  Segment EBITDA Margins are calculated using Segment / Net sales, Corrugated Packaging and Consumer Packaging Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales; the Consolidated Adjusted Segment EBITDA Margin is calculated using Segment / Net sales less Recycling sales.

 40  Corrugated Packaging Adjusted Segment EBITDA(1)  Segment EBITDA Margins are calculated using Segment sales and Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales.The “Other” column includes our Recycling and India corrugated operations.

 41  Reconciliation of Net Income to Adjusted Segment EBITDA  Schedule adds back expense or subtracts income for certain financial statement and segment footnote items to compute segment income, Segment EBITDA and Adjusted Segment EBITDA.

 42  Reconciliation of Adjusted Free Cash Flow

 43  Reconciliation of Total Debt

 44  LTM Credit Agreement EBITDA  Additional Permitted Charges includes among other items, $60 million of EBITDA of acquired companies and $174 million of restructuring and other costs.  Total Debt, Funded Debt and Leverage Ratio